UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Organovo Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting   to be held on July 26, 2018 for Organovo Holdings, Inc.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.   We encourage you to access and review all of the important information contained in the proxy materials before voting. To view   the proxy statement and annual report, go to www.proxydocs.com/onvo. To submit your proxy while visiting this site, you will   need the 12 digit control number in the box below.   Under new United States Securities and ExchangeCommission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2018 Annual Meeting and need YOUR  participation.   If you want to receive a paper or e-mail copy of the  proxy materials, you must request one. There is  no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before July 12, 2018.    For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/onvo     Proxy Materials Available to View or Receive:  1. Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:   INTERNET  www.investorelections.com/onvo  TELEPHONE  (866) 648-8133  *E-MAIL  paper@investorelections.com   * If requesting material by e-mail, please send  You must use the 12 digit control number a blank e-mail with the 12 digit control number   (located below) in the subject line. No other  located in the shaded gray box below.   requests, instructions or other inquiries should be  included with your e-mail requesting material.    ACCOUNT NO.  SHARES    Company Notice of Annual Meeting    Date: Thursday, July 26, 2018   Time:  9:00  A.M.  (local  time)    Place:  Green  Acre  Campus  Pointe,  10300  Campus  Point  Drive, San  Diego,  California  92121    The purpose of the Annual Meeting is to take action on the following proposals:   The Board of Directors recommends that you vote “FOR” the following.   1.  Election of one Class I Director  Nominee Kirk Malloy, Ph.D  The Board of Directors recommends that you vote “FOR” the following.   2.  To  ratify  the  appointment  of  Mayer  Hoffman  McCann  P.C.  as  our  independent  registered  public  accounting  firm  for  the  fiscal  year  ending  March  31,  2019  3.  To  approve  an  amendment  to  our  Certificate  of  Incorporation  to  increase  the  authorized  number  of  shares  of  Common  Stock from  150,000,000 shares to 200,000,000 shares   4.  To approve an amendment and restatement to the 2012 Equity Incentive Plan which, among other changes described in our Proxy Statement,  increases the number of shares of Common Stock issuable under the Plan  5.  To  hold  a  non-binding  advisory  vote  on  the  compensation  of  our  named  executive  officers